UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2013

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 16, 2013, Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle”), and its subsidiaries, Casino Magic, LLC (“Holdings”), Casino One Corporation (“Target”), PNK (ES), LLC (“ES”), PNK (ST. LOUIS RE), LLC (“RE”) and PNK (STLH), LLC (“STLH”, and together with Target, ES and RE, the “Companies”) entered into an Equity Interest Purchase Agreement dated as of August 16, 2013 (the “Agreement”) with Tropicana St. Louis LLC, a Delaware limited liability company (“Buyer”) and a subsidiary of Tropicana Entertainment, Inc. (“Tropicana”), to sell its ownership interests in the Companies. The Companies own and operate the Lumiére Place Casino, the Four Seasons Hotel St. Louis and HoteLumiére and related excess land parcels in St. Louis, Missouri.

Under the terms of the Agreement, Buyer will pay a purchase price of $260 million, subject to certain net working capital and other adjustments.

In addition, on August 16, 2013, Tropicana, Pinnacle and Holdings entered into a Limited Guarantee (the “Limited Guarantee”) whereby Tropicana provided a limited guarantee in favor of Pinnacle and Holdings of the obligations of the Buyer under the Agreement.

The completion of the transaction is subject to various conditions, including, among others, (i) the approval of the Missouri Gaming Commission, and (ii) the approval of the U.S. Federal Trade Commission. Subject to the satisfaction or waiver of conditions in the Agreement, Pinnacle expects the transaction to close by the end of the first quarter of 2014. The Agreement contains customary representations, warranties and covenants by the parties.

The information set forth in this Item 1.01 is only a brief description of the Agreement and the Limited Guarantee and does not purport to be complete and is qualified in its entirety by reference to the Agreement and Limited Guarantee which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8–K and are incorporated reference herein.

Item 8.01 Other Events.

On August 16, 2013, Pinnacle issued a press release announcing the transaction with Buyer. A copy of Pinnacle’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Equity Interest Purchase Agreement, dated as of August 16, 2013, by and among Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.†

Exhibit 10.2	Limited Guarantee, dated as of August 16, 2013, by and among Tropicana Entertainment Inc., Pinnacle Entertainment, Inc., and Casino Magic, LLC.

Exhibit 99.1	Press release dated August 16, 2013, issued by Pinnacle Entertainment, Inc.

†	Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Pinnacle hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.

(Registrant)

Date: August 21, 2013	By:	/s/ Elliot D. Hoops
Elliot D. Hoops Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Equity Interest Purchase Agreement, dated as of August 16, 2013, by and among Tropicana St. Louis LLC, Pinnacle Entertainment, Inc., Casino Magic, LLC, Casino One Corporation, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, and PNK (STLH), LLC.†

Exhibit 10.2	Limited Guarantee, dated as of August 16, 2013, by and among Tropicana Entertainment Inc., Pinnacle Entertainment, Inc., and Casino Magic, LLC.

Exhibit 99.1	Press release dated August 16, 2013, issued by Pinnacle Entertainment, Inc.

†	Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Pinnacle hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.